SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 5, 2004

THE FINOVA GROUP INC.

(Exact Name of Registrant Specified in Charter)

Delaware	1-11011	86-0695381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 N. Scottsdale Road, Scottsdale Arizona	85251-7623
(Address of Principal Executive Offices)	(Zip Code)

(480) 636-4800

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On April 5, 2004, The FINOVA Group Inc. (“FINOVA”) advised The Bank of New York, the Trustee of FINOVA’s 7.5% Senior Secured Notes Due 2009 with Contingent Interest Due 2016 (the “Notes”) that it would make a partial prepayment of principal on the Notes effective on May 15, 2004 (to be disbursed by FINOVA on May 17, 2004). The amount of principal to be paid on that date is $237,500,000 of the $2,967,949,000 principal amount of the Notes. The principal prepayment equals approximately 8% of the total principal amount due.

The Trustee has agreed to issue the following Notice of Partial Optional Prepayment to the holders of the Notes:

NOTICE OF PARTIAL OPTIONAL PREPAYMENT

The FINOVA Group Inc.

$2,967,949,000 Aggregate Principal Amount

of its

7.5% Senior Secured Notes Maturing 2009

With Contingent Interest Due 2016

CUSIP No. 317928AA7*

To: The Holders of the FINOVA Group Inc.’s 7.5% Senior Notes due (the Notes)

NOTICE IS HEREBY GIVEN, pursuant to Sections 3.03 and 3.07 of the Indenture dated as of August 22, 2001 (the “Indenture”) between The FINOVA Group Inc., as Issuer, and The Bank of New York, as Trustee, that $237,500,000 aggregate principal amount (the “Partial Prepayment”) of the Issuer’s $2,967,949,000 outstanding aggregate principal amount of 7.5% Senior Secured Notes Maturing 2009, with Contingent Interest Due 2016 (the “Notes”) will be prepaid May 15, 2004 (the “Prepayment Date”), together with accrued interest up to but excluding that date. Prepayments will be made pro-rata on the notes, except as the trustee shall allocate among the holders of the Notes due to fractional interests or otherwise in accordance with its standard practices.

Payment of the Partial Prepayment on the Notes will be payable without physical presentation and surrender of the Notes to the Trustee, as Paying Agent, at the following address:

If by Mail:	If by Delivery:
The Bank of New York	The Bank of New York
P.O. Box 396	111 Sanders Creek Parkway
East Syracuse, New York 13057	East Syracuse, New York 13057
Attn: Corporate Trust Operations	Attn: Corporate Trust Operations

Provided that the Issuer makes the Partial Prepayment, the portion of the Notes prepaid will no longer be outstanding after the Prepayment Date other than the right of holders thereof to receive their pro rata share of the Partial Prepayment, and all rights with respect to the Notes to the extent of the Partial Prepayment will cease to accrue on the Prepayment Date.

The record date for the Partial Prepayment is 5:00 p.m., New York City time, on the fifth Business Day immediately preceding the Prepayment Date. Interest on the Notes to the extent of the Partial Prepayment will cease to accrue on and after the Prepayment Date.

IMPORTANT NOTICE

Federal tax law requires that the Trustee withhold 30% of your payment unless (a) you qualify for an exemption or (b) you provide the Trustee with your Social Security Number of Federal Employer Identification Number and certain other required certifications. You may provide the required information and certifications by submitting a Form W-9, which may be obtained at a bank or other financial institution.

*	The Trustee is not responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness. The CUSIP number is included solely for convenience of the Holders.

By The Bank of New York

  as Trustee

April 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FINOVA GROUP INC.

Date: April 5, 2004	By:	/s/ Richard Lieberman
Richard Lieberman
Senior Vice President
General Counsel & Secretary